 EXHIBIT 10.4

DoubleClick Ad Exchange on the Google Content Network
3rd Party Ad Serving Vendor Certification Form

Thank you for participating in the Google 3rd Party Ad Serving Vendor Certification process! We are now allowing eligible Buyers to purchase inventory from the Google Content Network (GCN) via their DoubleClick Ad Exchange (AdX) account. For this program, Buyers may only traffic 3rd-party ads from currently certified vendors on GCN or additional vendors certified specifically certified for this program. This particular certification process is for the later: a vendor not currently certified to run directly the Google Content Network but who wants certification to run through AdX on GCN. (This certification does NOT signify that the vendor may run directly on GCN.)

PROGRAM REQUIREMENTS AND POLICIES

Please note that the Google Content Network has very detailed ad specifications and ad serving requirements. AdX Buyers will still be held to the same requirements with some modifications and additions to the current policies to appropriately accommodate the AdX platform. We ask that you review the policies in detail:

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Ad Content Policies

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Ad Specifications (see “Technical Specifications and Creatives”)

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Ad Serving Requirements (see “Requirements for third-party DoubleClick Ad Exchange buyers on AdSense”)

TECHNICAL CERTIFICATION PROCESS

I. Testing Material Submission:

The Google Content Network will require a 300x250 test tag for every tag type (standard redirect, JavaScript, iFrame, etc.) and creative type (standard image, standard flash, etc.) combination that you might serve. Please only rotate one creative per tag, and do not use any retargeting/behavioral targeting technology for the purposes of this test. Below a sample matrix of tags that will need to be submitted. Please mark an “X” for the combinations that you support:

TAG TYPE
CREATIVE TYPE	URL	Standard Redirect	JavaScript	IFrame	Other (specify)
Tracking Pixel (Beacon)
Standard Image		X	X
Standard Flash		X	X
Video
DHTML / HTML		X	X
Gadget / Widget
Polite Download
Other [specify]

Please be sure to submit all of the following items listed to 3p-cert-adx@google.com:

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All of the test tags needed as listed above (These test tags should be submitted to Google in the same way that they would be sent to actual publishers.). See text file with tags. The tag for the publisher does not change for every and each banner. We have implemented 1 tag which works for every type. The difference is only based on the zone (300x250 – 728x90 – 160x600, etc).

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Any publisher-facing documentation on click macro/cachebuster insertion instructions, troubleshooting, etc.

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Access to reporting for impression and click count test results (login/password, automated emailed reports, etc.) as publishers would receive them

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Executed online version of the “Third Party Serving Compatibility Program Agreement for AdX”

o

 The agreement will be emailed directly to an appropriate contact from your company once the following information respe

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Full legal name of company

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Full name of signatory

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Title of signatory

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Email address of signatory

II. Controlled Testing

The certification team will traffic all test tags through an internal test account. They will be served on control test pages to check for the following:

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Correct creative functionality

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OS/Browser compatibility

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Impression/click tracking (Google click-tracking will be checked for functionality if supported but not required when running actual campaigns. Validation of click tracking in the vendor’s report will be required, however.)

We will generate impressions and clicks on the internal test pages and compare our reports to your ad server’s reports. If there does not appear to be any major differences between the impressions counts, you technology will be certified for qualified AdX Buyers to buy inventory on the Google Content Network.

To begin the technical certification process, please fill out the following form as detailed as possible. This information will be used for support questions and issues that advertisers/publishers may have about trafficking your creatives, the functionality and behavior of your creatives, and possible discrepancies seen between your company’s reports and Google’s reports. If any of this information changes in the future, you must notify Google of the changes. Please return this form to:

mailto:3p-cert@google.com

General Company Information

Company Name	OxaMedia Corporation
Parent Company (if applicable)	N/A
Address	Registered at: 1209 Orange Street, Wilmington Delaware 19801 Business Address: 7 Sunburst Sun Valley, Idaho 83353
Service Type(s)	AdNetwork for publishers and advertisers
Business Contact	[Name] REID STILLMAN [Title] PRESIDENT [Email] REID.STILLMAN@OXAMEDIA.COM [Phone 1] (208) 721 0846 [Phone 2] (646) 5200693
Technical Contact	[Name] MASSIMO MANARINI [Title] CHIEF R&D [Email] MASSIMO.MANARINI@OXAMEDIA.COM [Phone 1] (646) 5200693 [Phone 2] +39 045 4859313
24/7 Emergency Contact	[Name] MASSIMO MANARINI [Title] CHIEF R&D [Email] MASSIMO.MANARINI@OXAMEDIA.COM [Phone 1] + 39 393 9275245 [Phone 2] +39 045 4859313
General Support Contact	[Email] support@oxamedia.com (http://support.oxamedia.com) [Phone] (646) 5200693
Contact Who Completed This Form	[Name] STEFANO ZORZI [Email] STEFANO.ZORZI@OXAMEDIA.COM [Phone 1] (646) 5200693 [Phone 2] +39 045 4859313

Ad Serving Requirements and Reporting Information

Supported OS/Browser Combinations

a. for banner delivery

	•	Microsoft Windows XP and Internet Explorer 8
	•	Microsoft Windows XP and Internet Explorer 7
	•	Microsoft Windows XP and Internet Explorer 6
	•	Microsoft Windows XP and Mozilla Firefox 3.x
	•	Microsoft Windows XP and Apple Safari 5.x
	•	Microsoft Windows XP and Google Chrome 6.x
	•	Microsoft Windows XP and Google Chrome 7.x
	•	Microsoft Windows XP and Opera 10.x
	•	Microsoft Windows XP and Avant Browser 2010 build 122
	•	Microsoft Windows XP and K-Melon 1.5.4
	•	Microsoft Windows XP and LunaScape 6
	•	Microsoft Windows XP and Flock 3.x
	•	Microsoft Windows XP and SRWare Iron 6,x
	•	Microsoft Windows XP and Maxthon 2.5.x
	•	Microsoft Windows 7 and Internet Explorer 8
	•	Microsoft Windows 7 and Mozilla Firefox 3.x
	•	Microsoft Windows 7 and Apple Safari 5.x
	•	Microsoft Windows 7 and Google Chrome 7.x
	•	Microsoft Windows 7 and Opera 10.x
	•	Apple Mac OSX and Apple Safari 5.x
	•	Apple Mac OSX and Mozilla Firefox 3.x
	•	Apple Mac OSX and Google Chrome 6.x
	•	Apple Mac OSX and Google Chrome 7.x
	•	Apple Mac OSX and Opera 10.x
	•	GNU/Linux 2.6.x and Firefox 3.6.x
	•	GNU/Linux 2.6.x and Opera 10.6x
	•	GNU/Linux 2.6 and Chromium 7.x
	•	GNU/Linux 2.6 and Epiphany 2.3x

b. for administration control panel

•	Microsoft Windows XP and Internet Explorer 8
•	Microsoft Windows XP and Mozilla Firefox 3.x
•	Microsoft Windows XP and Apple Safari 5.x
•	Microsoft Windows XP and Google Chrome 6.x
•	Microsoft Windows XP and Google Chrome 7.x
•	Microsoft Windows XP and Opera 10.x
•	Microsoft Windows XP and Avant Browser2010 build 122
•	Microsoft Windows XP and K-Melon 1.5.4
•	Microsoft Windows XP and LunaScape 6
•	Microsoft Windows XP and Flock 3.x
•	Microsoft Windows XP and SRWare Iron 6,x
•	Microsoft Windows XP and Maxthon 2.5.x
•	Microsoft Windows 7 and Internet Explorer 8
•	Microsoft Windows 7 and Mozilla Firefox 3.x
•	Microsoft Windows 7 and Apple Safari 5.x
•	Microsoft Windows 7 and Google Chrome 7.x
•	Microsoft Windows 7 and Opera 10.x
•	Apple Mac OSX and Apple Safari 5.x
•	Apple Mac OSX and Mozilla Firefox 3.x
•	Apple Mac OSX and Google Chrome 6.x
•	Apple Mac OSX and Google Chrome 7.x
•	Apple Mac OSX and Opera 10.x
•	GNU/Linux 2.6.x and Firefox 3.6.x
•	GNU/Linux 2.6.x and Opera 10.6x
•	GNU/Linux 2.6 and Chromium 7.x
•	GNU/Linux 2.6 and Epiphany 2.3x

Unsupported OS/Browser Combinations	c. For banner delivery ALL COMBINATIONS ARE SUPPORTED d. For Administration control panel • Microsoft Windows XP and Internet Explorer 7 • Microsoft Windows XP and Internet Explorer 6
Publisher Site Requirements [Any requirements for the publisher's site to display the ad]

e.

 The publisher site must not have any kind of filter which could modify the tag composed of Javascript and HTML code

f.

Site content: the website related to adult, gambling, tobacco, etc content are not accepted

What Metrics are Available in Your Reports for Standard Ad Serving?

The publisher has the statistics for all his websites, for every and each website and for every and each zone of every website. The statistics can be filtered per date range, per day and per hour.

The statistics fields are:

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Total Impression

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Unique Impression

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Click

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Unique Click

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CTR

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Unique CTR

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Conversions

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Revenue

What Metrics are Available for Pixel Tracking Beaconing? (if applicable)	N/A
Time Zone that Reports are Based on	The Publisher TimeZone statistics are as per time zone selected during the registration process. The server system behind is based on CET timezone.
Reporting Delay for Impression Count	Publisher reports: they are updated every hour Advertiser reports: they are updated every 30 minutes
Reporting Delay for Click Count	Publisher reports: they are updated every hour Advertiser reports: they are updated every 30 minutes

Reporting Count Times (whether reporting counts are based on actual hit time or when the counts were aggregated by your reporting system)	The reports are as per above points. The data are reported as aggregated.
Impression Filters (reasons and methods to filter impression counts in your reports)	There are no impression filters.
Click Filters (reasons and methods to filter click counts in your reports)

 Our system has a click antifraud filter which works as follows:

For every and each banner we can set up how many clicks are counted in a certain period of time made by each internet users.

We can set up the timing based on Doubleclick instructions. At the present the system counts 1 clicks maximum every 43200 seconds (1 click every 12 hours)

Known Possible Causes of Reporting Discrepancies	Between 23.30 and 23.59 CET, the system makes the internal maintenance. It could happen that during this period the statistics could delay.

Count Recording Methodology & Cookie Information

Is Cachebusting Already Implemented in Your Ads?	Yes.
If Yes, How?	The javascript tag automatically add a random number in the invocation tag in order to guarantee that the banner is not loaded by the browser cache but it is called from our system

Cachebuster Insertion Instructions (if applicable)	The cachebuster is by system default activated. Nobody can change it.
Click Macro Insertion Instructions	The publisher cannot add Macro Insertion. The publisher can only receive from the system the invocation tag and nothing else.

Methodology for Impression Tracking in Your System (How does your system record the impression when the event occurs?)

The javascript tag on the publisher’s website contacts our system which sends the html/javascript code which upload the banner on the publisher website, and, at the end, a pixel tracking. When the pixel tracking is uploaded, the impression is counted in the statistics system.

Methodology for Click Tracking in Your System (How does your system record the click when the event occurs?)

When an internet surfer clicks on a banner, the code of this banner “calls” our server and the click is counted and the destination url (landing page) associated to the banner is called. The click is not immediately counted, but only after it has been filtered by the click fraud system.

Methodology for Click Notification to Google (How does your system send click event information to Google?)

Our invocation tags can include a third party click. The doubleclick click tracking as been added. Note: At the present we do not know the method that doubleclick requires, therefore we did not test it.

We have already implemented Google API.

Do You Set Any Cookies? [including “Flash cookies”, and please indicate if so]	Yes,the system automatically sets cookies. No flash cookies.
If Yes, What Domain(s) Are They Served From?	The cookies are served by https://adv.adsbwm.com and http://adv.adsbwm.com
Are Persistent Cookies?	Yes
If Yes, When Do They Expire?	It depends: they could be either session cookie or they could expiry after 1 year, 1 month. It depends.

HOW IS THE USER’S IP ADDRESS USED

Our system has a geo-location system which uses the client Ip address. When the invocation tag requests for a banner, also the Client Ip address is sent to the system. This Ip address will be verified with our internal IP database. Our internal database is composed of a list of IPs associated to ISP (internet Service Provider) or to countries (Zip, etc). The Client Ip address is not stored on our database but it is only used to provide him with the geo-location banner.